KKR Real Estate Finance Trust Inc. 1st Quarter 2017 Supplemental Information June 14, 2017

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF"). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect KREF’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "should," "seek," "approximately," "predict," "intend," "will," "plan," "estimate," "anticipate," the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. The forward-looking statements are based on KREF’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KREF or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which KREF invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which KREF participates; changes in KREF’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; reductions in the yield on KREF’s investments and increases in the cost of KREF’s financing; deterioration in the performance of properties securing KREF’s investments that may cause deterioration in the performance of KREF’s investments and potentially principal losses to KREF; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing KREF’s investments and declines in the fair value of KREF’s investments; KREF’s qualification as a REIT for U.S. federal income tax purposes and KREF’s exclusion from registration under the Investment Company Act; and other risks and uncertainties, including those described under the section entitled "Risk Factors" in KREF’s prospectus dated May 4, 2017, filed with the SEC on May 8, 2017, as such factors may be updated from time to time in KREF’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in KREF’s filings with the SEC. All forward looking statements in this presentation speak only as of June 14, 2017. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2017 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Core Earnings, Core Earnings per Weighted Average Share, Net Core Earnings and Net Core Earnings per Weighted Average Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non- GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

1Q17 Key Highlights 3 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Financials  Net income attributable to common stockholders of $10.4 million or $0.39 per share; Net Core Earnings(1) of $8.9 million or $0.33 per share  Paid 1Q dividend of $0.28 per share on April 18, 2017  Declared 2Q dividend of $0.25 per share payable on July 14, 2017 to shareholders of record on June 30, 2017 Originations Total Portfolio Capitalization Interest Rate Sensitivity  Originated $291 million of floating-rate senior loans with a weighted average LTV of 71%(2)  Subsequent to quarter end, originated $224 million of floating rate senior loans with a weighted average LTV of 64%(2)  $1.1 billion portfolio comprised of 25 investments  80% senior loans  Portfolio weighted average LTV of 67%(2)  Senior loans weighted average LTV of 67%(2)  Weighted average risk rating of 3 (Average Risk)  $907 million of undrawn capacity on repurchase facilities  Subsequent to quarter end: (1) completed an IPO for net proceeds of ~$226 million; (2) added $250 million of term repurchase facility capacity; and (3) closed $75 million revolving credit facility  88% of the portfolio is floating-rate  A 50 basis point increase in one-month USD LIBOR would increase net interest income by $1.6 million over the next twelve months

1Q17 Financial Summary 4 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents facilities outstanding face amount less cash divided by total stockholders’ equity. Income Statement ($ in Millions, except per share data) 1Q17 Net Interest Income $9.0 Other Income 4.8 Operating Expenses and Other (3.4) Net Income Attributable to Common Stockholders $10.4 Weighted Average Shares Outstanding 26,879,428 Net Income Per Share $0.39 Net Core Earnings(1) $8.9 Net Core Earnings(1) per Share $0.33 1Q17 Total Portfolio $1,079 Facilities Outstanding Face Amount 593 Total Stockholders Equity 647 Cash 154 Debt-to-Equity Ratio(2) 0.7x Shares Outstanding 31,544,600 Book Value Per Share $20.51 Balance Sheet ($ in Millions, except per share data)

1Q17 Loan Originations 5 $841 $238 4Q16 Portfolio 1Q17 Fundings 1Q17 Repayments 1Q17 Portfolio ($ in Millions) $1,079 $217 Future Funding Obligations Summary of 1Q17 Originations Outstanding Portfolio • New loans originated3 • Committed to new loans$291mm • Senior loans100% • Floating-rate loans100% • Weighted average LTV71.1% • Weighted average couponL+4.12% • Weighted average underwritten IRR(1)13.8% $0 $1,296 (1) See Appendix for definition.

1Q17 Loan Originations – Case Studies

Investment	Austin Multifamily	Denver Multifamily	Brooklyn Office
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Loan Size	$73 million Senior Loan	$86 million Senior Loan[(2)]	$132 million Senior Loan
Location	Austin, TX	Denver, CO	Brooklyn, NY
Collateral	253-unit Class A multifamily rental with ground floor retail	431-unit Class A-multifamily rental	271k SF Class A office
Loan Purpose	Acquisition	Acquisition	Refinance
LTV[(1)]	71%	75%	68%
Investment Date	February 2017	February 2017	March 2017
Asset Photos			

(1) LTV: Initial loan amount divided by the as-is appraised value as of the date the loan was originated.
(2) Post closing, KREF sold a senior mortgage and retained a mezzanine loan.

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KKR REAL ESTATE FINANCE TRUST

1Q17 KREF Portfolio by the Numbers 7 • $1.1 billion portfolio comprised of 25 investments • Portfolio weighted average LTV of 67%(1) Investment Type(2) Property Type(3) Interest Rate Type Geography(3) Senior Loans 80% CMBS 10% Mezz 7% Pref. Equity 3% Office 38% Retail 27% Multifamily 24% Industrial 7% Hospitality 4% Floating 88% Fixed 12% NY 28% CA 15% OR 12% DC 11% Other 34% Note: The charts above are based on total assets. Total assets reflect (i) the current principal amount of our senior and mezzanine loans, net of a 5% noncontrolling interest in the entity that holds certain of our mezzanine loans; (ii) the cost basis of our preferred equity investment, net of a 20% noncontrolling interest in the entity that holds our preferred equity investment; and (iii) the cost basis of our CMBS B-Pieces, net of VIE liabilities. In accordance with GAAP, we carry our CMBS B-Pieces at fair value, which we valued above our cost basis as of March 31, 2017. (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage. (3) Excludes CMBS.

Maximum Capacity Outstanding Face Amount Weighted Average Cost Credit Facilities $1,500 $593 L+2.16% Financing Overview 8 • Total financing capacity of $1.5 billion with $907 million of undrawn capacity • Subsequent to quarter end, upsized Wells Fargo term facility by $250 million and extended maturity to 2022 on a fully-extended basis and entered into a $75 million corporate revolving credit facility with Barclays, increasing the total financing capacity to $1.8 billion ($ in Millions) Summary of Outstanding Financing Debt-to-Equity Ratio of 0.7x(1) (1) Represents facilities outstanding face amount less cash divided by total stockholders’ equity.

Interest Rate Sensitivity 9 • KREF benefits in a rising rate environment • 88% of the portfolio is indexed to one-month USD LIBOR • A 50 basis point increase in one-month USD LIBOR would increase net interest income by $1.6 million(1) over the next 12 months Net Interest Income Sensitivity to LIBOR Increases(1) $0.0 $1.6 $3.1 $4.7 $6.3 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 0.00% 0.50% 1.00% 1.50% 2.00% Change in one-month USD LIBOR ($ in Millions) (1) As of March 31, 2017, assumes loans are drawn up to maximum approved advance rate based on current principal amount.

Appendix 10

Portfolio Details

#	Investment	Location	Property Type	Investment Date	Committed Principal Amount	Current Principal Amount	Net Equity[2]	Coupon[3][4]	Max Remaining Term (Yrs)[3][5]	LTV[3][6]
Senior Loans[1]										
1	Senior Loan	Portland, OR	Retail	10/26/2015	$177.0	$119.8	$43.5	L + 5.0%	3.6	61%
2	Senior Loan	San Diego, CA	Office	9/9/2016	168.0	139.6	35.5	L + 4.2%	4.5	71%
3	Senior Loan	Brooklyn, NY	Retail	9/27/2016	138.6	116.9	34.6	L + 5.0%	4.5	59%
4	Senior Loan	Brooklyn, NY	Office	3/30/2017	132.3	97.0	22.9	L + 4.4%	5.0	68%
5	Senior Loan	Crystal City, VA	Office	9/14/2016	103.5	74.1	19.4	L + 4.5%	4.5	59%
6	Senior Loan	Denver, CO	Multifamily	2/28/2017	85.9	75.8	44.9	L + 3.8%	4.9	75%
7	Senior Loan	New York, NY	Multifamily	10/7/2016	74.5	61.1	15.5	L + 4.4%	4.6	68%
8	Senior Loan	Atlanta, GA	Industrial	12/17/2015	73.0	67.3	17.8	L + 4.0%	3.8	73%
9	Senior Loan	Austin, TX	Multifamily	2/15/2017	72.8	59.0	14.1	L + 4.2%	4.9	71%
10	Senior Loan	Nashville, TN	Office	5/19/2016	55.0	52.8	13.3	L + 4.3%	4.2	70%
Total / Weighted Average					**$1,080.6**	**$863.4**	**$261.5**	**L + 4.4%**	**4.4**	**67%**
Mezzanine Loans										
1	Mezzanine Loan	Clearwater, FL	Hospitality	1/22/2015	$35.0	$35.0	$33.3	L + 9.8%	2.9	73%
2	Mezzanine Loan[7]	Various	Portfolio	3/11/2015	25.0	4.4	4.4	L + 8.5%	2.7	75%
3	Mezzanine Loan	Chicago, IL	Retail	6/23/2015	16.5	16.5	16.4	L + 9.2%	3.3	82%
4 -9	Fixed Rate Mezzanine Loans	Various	Various	Various	26.2	26.2	24.9	10.6%	8.1	77%
Total / Weighted Average					**$102.7**	**$82.1**	**$79.0**	**10.6%**	**4.6**	**76%**
Preferred Equity										
	Preferred Equity[8]	Washington, D.C.	Multifamily	2/5/2015	$36.8	$36.8	$29.4	L + 10.5%	4.9	60%
Total / Weighted Average					**$36.8**	**$36.8**	**$29.4**	**L + 10.5%**	**4.9**	**60%**
CMBS										
Total / Weighted Average					**$309.2**	**$309.2**	**$104.5**	**4.2%**	**8.6**	**65%**
Portfolio Total / Weighted Average					**$1,529.3**	**$1,291.5**	**$474.4**	**5.9%**	**4.9**	**67%**

(1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio.
(2) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and a 5% noncontrolling interest in the entity that holds certain of our mezzanine loans; (ii) the cost basis of our preferred equity investment, net of a 20% noncontrolling interest in the entity that holds our preferred equity investment; and (iii) the cost basis of our CMBS B-Pieces, net of VIE liabilities.
(3) Weighted averages are weighted by current principal amount for senior loans, mezzanine loans, and preferred equity; weighted averages are weighted by net equity for CMBS B-Pieces; weighted average coupon calculation includes one-month USD LIBOR for floating-rate Mezzanine Loans.
(4) L = one-month USD LIBOR rate; spot one-month USD LIBOR rate of 0.98% included in mezzanine loan and portfolio-wide averages represented as fixed rates.
(5) Max remaining term (years) assumes all extension options are exercised, if applicable.
(6) For senior and mezzanine loans, loan-to-value ratio ("LTV") is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for Mezzanine Loan 1, LTV is based on the total loan amount divided by the as-is appraised value at March 17, 2017; for the preferred equity investment, LTV is based on the total loan amount plus the current principal amount of the preferred equity investment, divided by the as-is appraised value at March 30, 2017; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool.
(7) Committed principal amount does not include principal paydowns.
(8) Coupon includes a 3.5% fixed accrual rate which steps up to a 4.0% fixed accrual in years six and seven. The investment includes a 1.0% LIBOR floor.

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REAL ESTATE FINANCE TRUST

Fully Extended Loan Maturities 12 Fully Extended Loan Maturities(1) $4.4 $171.3 $511.8 $261.2 $8.0 $18.2 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 2021 2022 2023 2024 2025 Fully extended maturity ($ in Millions) (1) Excludes CMBS; includes preferred equity. • Fully extended weighted average loan maturity of 4.5 years(1)

13 (in thousands - except share and per share data) March 31, 2017 December 31, 2016 Assets Cash and cash equivalents $ 153,624 $ 96,189 Restricted cash and cash equivalents 500 157 Commercial mortgage loans, held-for-investment, net 909,903 674,596 Commercial mortgage loans, held-for-sale, net 26,175 26,230 Preferred interest in joint venture, held-to-maturity 36,764 36,445 Equity investment in unconsolidated subsidiary 16 - Accrued interest receivable 4,224 2,974 Other assets 5,332 2,728 Commercial mortgage loans held in variable interest entities, at fair value 5,447,026 5,426,084 Total Assets $ 6,583,564 $ 6,265,403 Liabilities and Equity Liabilities Secured financing agreements, net $ 586,935 $ 439,144 Accounts payable, accrued expenses and other liabilities 4,905 2,297 Accrued interest payable 742 593 Due to affiliates 262 1,728 Variable interest entity liabilities, at fair value 5,333,009 5,313,574 Total Liabilities 5,925,853 5,757,336 Commitments and Contingencies Temporary Equity Redeemable noncontrolling interests in equity of consolidated joint venture 3,039 3,030 Redeemable preferred stock 359 - Permanent Equity Preferred stock, 50,000,000 authorized (125 shares with stated value of $1,000.00 issued and outstanding as of March 31, 2017 and December 31, 2016 and 1 share with par value of $0.01 issued and outstanding as of March 31, 2017) 125 125 Common stock, 300,000,000 authorized (31,544,600 and 24,158,392 shares with par value of $0.01 issued and outstanding as of March 31, 2017 and December 31, 2016, respectively) 315 242 Additional paid-in capital 626,647 479,417 Retained earnings 19,823 17,914 Total KKR Real Estate Finance Trust Inc. stockholders’ equity 646,910 497,698 Noncontrolling interests in equity of consolidated joint venture 7,403 7,339 Total Permanent Equity 654,313 505,037 Total Liabilities and Equity $ 6,583,564 $ 6,265,403 Consolidated Balance Sheet

Consolidated Statement of Operations 14 (in thousands - except share and per share data) For the Three Months Ended March 31, 2017 March 31, 2016 Net Interest Income Interest income $ 12,906 $ 6,269 Interest expense 3,953 1,150 Total net interest income 8,953 5,119 Other Income Change in net assets related to consolidated variable interest entities 4,610 (2,084) Income from equity investment in unconsolidated subsidiary 16 — Other income 164 61 Total other income (loss) 4,790 (2,023) Operating Expenses General and administrative 952 484 Management fees to affiliate 2,036 1,138 Incentive compensation to affiliate - 277 Total operating expenses 2,988 1,899 Income (Loss) Before Income Taxes, Noncontrolling Interests and Preferred Dividends 10,755 1,197 Income tax expense 122 71 Net Income (Loss) 10,633 1,126 Redeemable Noncontrolling Interests in Income (Loss) of Consolidated Joint Venture 46 81 Noncontrolling Interests in Income (Loss) of Consolidated Joint Venture 210 184 Net Income (Loss) Attributable to KKR Real Estate Finance Trust Inc. and Subsidiaries 10,377 861 Preferred Stock Dividends 13 4 Net Income (Loss) Attributable to Common Stockholders $ 10,364 $ 857 Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ 0.39 $ 0.06 Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 26,879,428 14,911,141 Dividends Declared per Share of Common Stock $ 0.35 $ 0.36

Reconciliation of GAAP Net Income to Core Earnings 15 1Q 2017 ($ in millions, except per share data) Net Income Attributable to Common Stockholders $10.4 Adjustments Non-cash equity compensation expense - Incentive compensation to affiliate - Depreciation and amortization - Unrealized (gains) or losses (1.5) Core Earnings(1) $8.9 Weighted Average Shares Outstanding (MM) 26.879 Core Earnings per Weighted Average Share(1) $0.33 Core Earnings(1) $8.9 Less: Incentive compensation to affiliate - Net Core Earnings(1) $8.9 Weighted Average Shares Outstanding (MM) 26.879 Net Core Earnings(1) per Weighted Average Share $0.33 (1) See Appendix page 16 for definitions. Excludes $1.2 million, or $0.05 per weighted average share outstanding, of original issue discount on CMBS B-Pieces accreted as a component of taxable income during 1Q 2017.

Key Definitions 16 • "Core Earnings" and “Net Core Earnings”: Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. Core Earnings and Net Core Earnings are measures that are not prepared in accordance with GAAP. The Company defines Core Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) the incentive compensation payable to the Company's Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company's Manager and board of directors (and after approval by a majority of the independent directors). The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Net Core Earnings is Core Earnings less incentive compensation payable to the Company’s Manager. The Company believes providing Core Earnings and Net Core Earnings on a supplemental basis to net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of the Company's business. Core Earnings and Net Core Earnings should not be considered as substitutes for GAAP net income. The Company's methodology for calculating Core Earnings and Net Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company's reported Core Earnings and Net Core Earnings may not be comparable to similar measures presented by other REITs. • “IRR”: IRR is the annualized effective compounded rate of return that accounts for the time-value of money and represents the rate of return on an investment over a holding period. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each investment, whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average IRR shown in this presentation reflects the assumed returns on the investments underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, assuming the forward looking one-month USD LIBOR curve at the time the loan was originated, the spread component of the cost of borrowings remains constant over the loan term, loan leverage at the underwritten advance rate, no dispositions, prepayments or defaults, and exercise of all applicable extension options. With respect to certain loans included in the weighted average IRR shown, the calculation also assumes estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitments. There can be no assurance that the actual weighted average IRRs will equal the weighted average IRRs shown.